                                                                    EXHIBIT 99.1

FOR FURTHER INFORMATION:  Sandy Fruhman, Media (713) 207-3123
                          Marianne Paulsen, Investors (713) 207-6500
                          Dennis Barber, Investors (713) 207-3042

FOR IMMEDIATE RELEASE:    April 29, 2002


               RELIANT ENERGY REPORTS FIRST QUARTER 2002 EARNINGS

     HOUSTON, TX. - Reliant Energy, Incorporated (NYSE: REI) today reported net income for the first quarter of 2002, of $225 million, or $0.76 per diluted share, compared to net income of $262 million, or $0.90 per diluted share, for the first quarter of 2001. Reliant Energy's earnings reflect its approximately 83 percent interest in Reliant Resources (NYSE: RRI).

     In the 2001 period, there were two unusual items which included a $62 million after-tax, non-cash gain from the implementation of Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", and a $65 million after-tax, non-cash charge related to the redesign of benefit plans for employees of Reliant Resources.

     The decrease in net income for the first quarter of 2002, was largely driven by a decline in earnings from the company's wholesale energy segment due to less favorable market conditions somewhat offset by earnings in the retail energy segment. In addition, milder weather in the 2002 period negatively impacted earnings from the natural gas distribution segment. Results for the first quarter of 2002 also reflected the benefit of reduced interest expense partially offset by a negative impact related to the ZENS securities. On January 1, 2002, the company discontinued amortizing goodwill in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets". During the first quarter of 2001, $21 million of goodwill amortization expense was recognized.

     "This has been a very productive first quarter with the successful implementation of retail electric competition in the Texas market," said Steve Letbetter, chairman, president and chief executive officer. "Our business units handled this transition very well and effectively implemented their strategies for the restructured environment. Our performance, while negatively affected by weather, a weaker economy and unfavorable market conditions, remained solid."

EARNINGS BEFORE INTEREST AND TAXES BY SEGMENT DETAILED

ELECTRIC OPERATIONS

     During 2001, the company's electric operations segment reflected the regulated electric utility business, including generation, transmission and distribution, and retail electric sales. As of January 1, 2002, with the opening of the Texas market to full retail electric competition, generation and retail sales were deregulated. Retail electric sales involve the sale of electricity and related services to end users of electricity and were included as part of the bundled regulated service prior to 2002. Retail electric sales are now reported as the retail energy segment of Reliant Resources.

     Beginning in 2002, Reliant Energy will report two new segments for what was the former electric operations segment:

     .  Electric Generation, and
     .  Electric Transmission and Distribution

     The previously regulated generation operations in Texas are being reported in the new electric generation segment.

     The electric transmission and distribution segment will report results from two sources. This segment includes the regulated electric transmission and distribution operations, which recovers the cost of its service through an energy delivery charge, as well as impacts of generation-related stranded costs recoverable by the regulated utility.

     As a result of the implementation of deregulation and the corresponding new segments, there are no meaningful comparisons for these segments against prior periods.

     Although the company's retail sales are now conducted by Reliant Resources, retail customers remained regulated customers of Reliant Energy HL&P through the date of their first meter reading in 2002. Sales during this transition period produced EBIT (earnings before interest and taxes) of $14 million in the first quarter of 2002, reflected in the electric operations segment. The company expects to incur transition expenses during the remainder of the year and a substantial portion of these earnings is expected to be offset.

ELECTRIC GENERATION

          The new electric generation segment is comprised of over 14,000 MW of electric generation located entirely in the state of Texas, and will be called Texas Genco after the company's restructuring. This segment reported a $52 million loss before interest and taxes for the first quarter of 2002.

ELECTRIC TRANSMISSION & DISTRIBUTION

          The new electric transmission & distribution segment reported EBIT of $245 million for the first quarter of 2002. This reflected EBIT of $104 million for the regulated electric transmission and distribution business, and EBIT of $141 million associated with certain generation-related regulatory assets (ECOM, or Exess Cost Over Market, true-up) recorded pursuant to the Texas restructuring law as explained below.

     Under the deregulation law, each power generator that is unbundled from an integrated electric utility in Texas has an obligation to conduct state-mandated capacity auctions of 15 percent of its capacity. In addition, under a master separation agreement between Reliant Energy and Reliant Resources, Texas Genco is contractually obligated to auction all capacity in excess of the state-mandated capacity auctions. The auctions conducted periodically between September 2001 and March 2002 were consummated at prices below those assumed by the Texas Public Utility Commission's ECOM model. Under the Texas restructuring law, a regulated utility may recover any difference between market prices received through the auction process and the Texas Public Utility Commission's earlier estimates of those market prices. This difference, recorded as a regulatory asset, produced the $141 million of EBIT in the first quarter of 2002.

     In the transmission and distribution business, throughput declined 5 percent compared to the first quarter of 2001 due to reduced energy delivery in the industrial sector. Customer growth was strong with an addition of 7,000 metered customers since December 2001, or approximately 2 percent growth on an annualized basis.

NATURAL GAS DISTRIBUTION

          The natural gas distribution segment reported EBIT of $110 million for the first quarter of 2002 compared to EBIT of $137 million for the same period of 2001. The amount of goodwill amortization expense recognized in the first quarter of 2001 was $8 million. Usage in the natural gas distribution segment declined 10 percent in the first quarter of 2002 compared to the same period in 2001. This decline was due to milder weather compared to the 2001 period as well as to reduced consumption.

PIPELINES AND GATHERING

            EBIT for the pipelines and gathering segment declined slightly to $38 million for the first quarter of 2002 compared to $39 million for the same period of 2001. The amount of goodwill amortization expense recognized in the first quarter of 2001 was $4 million.

WHOLESALE ENERGY

            Earnings before interest and taxes for the wholesale energy segment were $114 million in the first quarter of 2002, compared to $229 million in the same period of 2001. The decrease was primarily due to less favorable market conditions, which resulted in lower operating margins from trading and marketing, power generation, and ancillary services, partially offset by the contribution from the Orion Power Holdings acquisition, which closed in February. The segment also had increased operations and maintenance expenses and higher depreciation expense, primarily due to the Orion Power acquisition, as well as lower equity income from an investment in the El Dorado Energy plant in Nevada.

            The quarterly earnings comparison reflects a $38 million reserve relating to our California receivables taken in the first quarter of 2001, as well as a release and adjustment of California receivables reserves totaling $33 million in the first quarter of 2002. The segment also had lower emissions expense in the first quarter of 2002. The Orion Power operations contributed $33 million of EBIT for the quarter.

EUROPEAN ENERGY

            The European energy segment produced EBIT of $18 million in the first quarter of 2002, compared to $21 million in the 2001 comparable period. The decrease was primarily a result of reduced power generation margins, lower ancillary services and district heating revenues and increased plant outages in the first quarter of 2002. Partially offsetting these factors were a $19 million net gain recognized in fuel expense related to the change in valuation of our stranded cost contracts, improved trading margins and lower amortization expense.

RETAIL ENERGY

            The company's retail energy segment produced EBIT of $48 million in the first quarter of 2002, compared to a loss of $3 million in the first quarter of 2001. The Texas retail electricity market opened to full competition in January 2002. At that time, the retail energy segment began serving approximately 1.7 million electricity customers in the greater Houston, Texas area.

OTHER OPERATIONS

          The company's other operations, which include its thermal systems, power systems, new ventures businesses, various real estate used in business operations, remaining operations in Latin America and unallocated corporate costs, reported a loss before interest and taxes for the first quarter of 2002 of $13 million. This compares to a loss before interest and taxes of $131 million for the same period of 2001. The 2001 results include a $101 million non-cash charge related to the redesign of benefit plans for employees of the company's unregulated businesses in anticipation of the spin-off of Reliant Resources.

OUTLOOK FOR 2002

     After the spin-off of Reliant Resources, CenterPoint Energy will include primarily the regulated businesses of electric transmission and distribution, natural gas distribution and pipelines and gathering. CenterPoint Energy will also include the Texas power generation assets until at least 2004 when Reliant Resources has an option to purchase these assets. Reliant Resources provides competitive energy services activities including nonregulated power generation, wholesale energy trading and marketing, retail energy services and wholesale energy in Europe.

     Assuming completion of the spin-off of Reliant Resources, 2002 earnings per share for the segments that will comprise CenterPoint Energy are expected to be in the range of $1.17 to $1.22, excluding its prior interests in Reliant Resources. Reliant Resources, Inc. (NYSE: RRI), which completed its initial public offering of approximately 20 percent of its shares in May 2001, expects to achieve earnings of $1.80 to $2.00 per share.

WEBCAST OF EARNINGS CONFERENCE CALL

          Reliant Energy has scheduled its first quarter 2002 earnings conference call for Monday April 29, 2002, at 1:30 p.m. Central time. Interested parties may listen to a live audio broadcast of the conference call at www.reliantenergy.com/investors. A replay of the call can be accessed approximately two hours after the completion of the call.

          Reliant Energy, based in Houston, Texas, is an international energy services and energy delivery company with approximately $42 billion in annual revenue and total assets exceeding $35 billion. The company has nearly 31,000 megawatts of power generation in operation in the U.S. and is one of the largest marketers of both power and natural gas in North America. The company also has wholesale trading and marketing operations and nearly 3,500 megawatts of power generation in Western Europe. Reliant Energy's retail marketing and distribution operations serve nearly five million electricity and natural gas customers in the U.S. More information on Reliant Energy can be found on its web site www.reliantenergy.com.

*****
     This news release includes forward-looking statements.  Actual events and
results may differ materially from those projected.   Factors that could affect
actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in Reliant Energy's business plans, financial market conditions and other factors discussed in Reliant Energy's filings with the Securities and Exchange Commission.

                                   - # # # -

                 Reliant Energy, Incorporated and Subsidiaries
                       Statements of Consolidated Income
                            (Thousands of Dollars)
                                  (Unaudited)

                                                                                    Quarter Ended March 31,
                                                                               ------------------------------------
                                                                                  2002                      2001
                                                                               ------------------------------------
Revenues:
   Electric Operations                                                           $  158,725               $ 1,389,766
   Electric Generation                                                              325,655                         -
   Electric Transmission & Distribution                                             466,027                         -
   Wholesale Energy                                                               5,603,864                 9,593,024
   Natural Gas Distribution                                                       1,179,873                 2,322,694
   Pipelines and Gathering                                                           91,943                   130,427
   European Energy                                                                  535,001                   247,879
   Retail Energy                                                                    978,708                    27,237
   Other Operations                                                                   2,793                    29,666
   Eliminations                                                                    (615,576)                 (431,117)
                                                                                 ------------------------------------
      Total                                                                       8,727,013                13,309,576
                                                                                 ------------------------------------
Expenses:
   Fuel and cost of gas sold                                                      3,552,950                 7,682,104
   Purchased power                                                                3,657,367                 4,107,623
   Operation and maintenance                                                        654,032                   722,320
   Taxes other than income taxes                                                    125,705                   140,304
   Depreciation and amortization                                                    219,690                   196,659
   Other                                                                                745                     2,305
                                                                                 ------------------------------------
      Total                                                                       8,210,489                12,851,315
                                                                                 ------------------------------------
Operating Income                                                                    516,524                   458,261
                                                                                 ------------------------------------
Other (Expense) Income:
   Unrealized (loss) gain on AOL Time Warner investment                            (217,597)                  137,082
   Unrealized gain (loss) on indexed debt securities                                203,233                  (135,047)
   Income from equity investment of unconsolidated subsidiaries                       3,784                    12,606
   Interest                                                                        (154,056)                 (178,062)
   Distribution on trust preferred securities                                       (13,899)                  (13,900)
   Minority Interest (a)                                                            (16,433)                      291
   Other - net                                                                       17,617                    27,415
                                                                                 ------------------------------------
      Total                                                                        (177,351)                 (149,615)
                                                                                 ------------------------------------
Income Before Income Taxes, Cumulative Effect of Accounting Change
    and Preferred Dividends                                                         339,173                   308,646

Income Tax Expense                                                                  113,821                   107,718
                                                                                 ------------------------------------
Income Before Cumulative Effect of Accounting Change
   and Preferred Dividends                                                          225,352                   200,928
Cumulative Effect of Accounting Change, net of tax                                        -                    61,666
                                                                                 ------------------------------------
Income Before Preferred Dividends                                                   225,352                   262,594
Preferred Dividends                                                                       -                        97
                                                                                 ------------------------------------
Net Income Attributable to Common Stockholders                                   $  225,352               $   262,497
                                                                                 ====================================

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

(a) Included in minority interest expense for the quarter ended March 31, 2002 is $16.5 million of minority interest expense related to approximately 17% minority ownership of Reliant Resources, Inc. and its subsidiaries.

                 Reliant Energy, Incorporated and Subsidiaries
              Selected Data From Statements of Consolidated Income
                (Thousands of Dollars, Except Per Share Amounts)
                                  (Unaudited)

                                                                                  Quarter Ended
                                                                                    March 31,
                                                                            -------------------------
                                                                                 2002            2001
                                                                            -------------------------
 Basic Earnings Per Common Share
  Income before cumulative effect of accounting change                       $   0.76       $    0.69
  Cumulative effect of accounting change, net of tax                                -            0.22
  Net income attributable to common stockholders                             $   0.76       $    0.91

 Diluted Earnings Per Common Share
  Income before cumulative effect of accounting change                       $   0.76       $    0.69
  Cumulative effect of accounting change, net of tax                                -            0.21
  Net income attributable to common stockholders                             $   0.76       $    0.90

 Dividends per Common Share                                                  $  0.375       $   0.375

 Weighted Average Common Shares Outstanding (000):
  - Basic                                                                     296,222         287,336
  - Diluted                                                                   297,166         290,173

EBIT BY SEGMENT

 Electric Operations                                                         $ 14,258       $ 198,666
 Electric Generation                                                          (51,746)              -
 Electric Transmission & Distribution                                         244,704               -
 Natural Gas Distribution                                                     109,675         137,425
 Pipelines and Gathering                                                       37,694          38,524
 Wholesale Energy                                                             114,105         229,051
 European Energy                                                               18,075          21,378
 Retail Energy                                                                 48,573          (3,074)
 Other Operations                                                             (12,555)       (130,817)
 Eliminations/other                                                               778           9,164
                                                                             ------------------------
 Total                                                                       $523,561       $ 500,317
                                                                             ========================

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

                 Reliant Energy, Incorporated and Subsidiaries
                        Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                              ELECTRIC
                                                 ELECTRIC      ELECTRIC     TRANSMISSION &
                                                OPERATIONS    GENERATION    DISTRIBUTION     ELIMINATIONS
                                                ---------------------------------------------------------
                                                                Quarter Ended March 31,
                                                ---------------------------------------------------------
                                                                         2002
                                                ---------------------------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues:
   Operating revenues                           $ 159          $ 326              $325        $      (101)
   ECOM true-up                                     -              -               141                  -
                                                -----          -----              ----        -----------
      Total Revenues                              159            326               466               (101)
                                                -----          -----              ----        -----------
Operating Expenses:
   Fuel and purchased power                        76            229                 -                (60)
   Operation and maintenance                       59             96               122                (41)
   Depreciation and amortization                    -             40                64                  -
   Taxes other than income                         10             13                40                  -
                                                -----          -----              ----        -----------
      Total                                       145            378               226               (101)
                                                -----          -----              ----        ------------
Operating Income                                   14            (52)              240                  -
                                                -----          -----              ----        -----------

Non-operating Income:
   Other non-operating income                       -              -                 5                  -
                                                -----          -----              ----        -----------
                                                    -              -                 5                  -
                                                -----          -----              ----        -----------
Earnings Before Interest and Taxes              $  14          $ (52)             $245        $         -
                                                =====          =====              ====        ===========



                                                                                               ELECTRIC
                                                                     TOTAL                    OPERATIONS
                                                                   --------------------------------------
                                                                          Quarter Ended March 31,                   % Diff
                                                                      2002                        2001            Fav/(Unfav)
                                                                   ----------                  ----------         -----------

RESULTS OF OPERATIONS:
Operating Revenues:
   Operating revenues                                             $       709                 $     1,390              (49%)
   ECOM true-up                                                           141                           -                -
                                                                   ----------                  ----------
      Total Revenues                                                      850                       1,390              (39%)
                                                                   ----------                  ----------
Operating Expenses:
   Fuel and purchased power                                               245                         786               69%
   Operation and maintenance                                              236                         248                5%
   Depreciation and amortization                                          104                          79              (32%)
   Taxes other than income                                                 63                          91               31%
                                                                   ----------                  ----------
      Total                                                               648                       1,204               46%
                                                                   ----------                  ----------
Operating Income                                                          202                         186                9%
                                                                   ----------                  ----------

Non-operating Income:
   Other non-operating income                                               5                          13              (62%)
                                                                   ----------                  ----------
                                                                            5                          13              (62%)
                                                                   ----------                  ----------
Earnings Before Interest and Taxes                                $       207                 $       199                4%
                                                                   ==========                  ==========


                                                                           Quarter Ended March 31,
                                                                   --------------------------------------
                                                                      2002                        2001
                                                                   ----------                  ----------

ELECTRIC OPERATIONS OPERATING DATA:

ACTUAL MWH DELIVERED

Residential                                                         4,473,465                   3,951,158               13%
Commercial                                                          3,975,248                   3,968,602                -
Industrial                                                          6,337,603                   7,438,216              (15%)
Other                                                                  42,149                     296,503              (86%)
                                                                   ----------                  ----------
   Total                                                           14,828,465                  15,654,479               (5%)
                                                                   ==========                  ==========


WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
   Cooling degree days                                                    106%                        100%               6%
   Heating degree days                                                    108%                        110%              (2%)


AVERAGE NUMBER OF METERED CUSTOMERS:
   Residential                                                      1,531,806                   1,505,954                2%
   Commercial                                                         209,424                     204,516                2%
   Industrial                                                           1,860                       1,736                7%
   Other                                                                    -                          28             (100%)
                                                                   ----------                  ----------
    Total                                                           1,743,090                   1,712,234                2%
                                                                   ==========                  ==========

PHYSICAL ELECTRIC GENERATION POWER SALES (MWH)                     12,634,635                          N/A

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

                 Reliant Energy, Incorporated and Subsidiaries
                       Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                               NATURAL GAS DISTRIBUTION
                                                                    --------------------------------------------
                                                                      Quarter Ended March 31,
                                                                    ---------------------------         % Diff
                                                                        2002             2001         Fav/(Unfav)
                                                                    --------------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                  $    1,180       $    2,323              (49%)
Operating Expenses:
   Natural gas                                                             885            1,977               55%
   Operation and maintenance                                               131              133                2%
   Depreciation and amortization                                            30               36               17%
   Other operating expenses                                                 28               42               33%
                                                                    ----------       ----------
      Total                                                              1,074            2,188               51%
                                                                    ----------       ----------
Operating Income                                                           106              135              (21%)
                                                                    ----------       ----------
Non-operating Income
    Other Non-operating Income                                               4                2              100%
                                                                    ----------       ----------
                                                                             4                2              100%
                                                                    ----------       ----------
Earnings Before Interest and Taxes                                  $      110       $      137              (20%)
                                                                    ==========       ==========
NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential and Commercial                                                 132              153              (14%)
Industrial Sales                                                            11               11                -
Transportation                                                              15               15                -
Retail                                                                     121              132               (8%)
                                                                    ----------       ----------
   Total Throughput                                                        279              311              (10%)
                                                                    ==========       ==========
WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
   Heating degree days                                                      98%             106%              (8%)

AVERAGE NUMBER OF CUSTOMERS:
   Residential                                                       2,729,517        2,706,175                1%
   Commercial and Industrial Sales                                     250,818          259,395               (3%)
                                                                    ----------       ----------
    Total                                                            2,980,335        2,965,570                -
                                                                    ==========       ==========

                                                                              PIPELINES AND GATHERING
                                                                    --------------------------------------------
                                                                      Quarter Ended March 31,
                                                                    ---------------------------         % Diff
                                                                          2002             2001       Fav/(Unfav)
                                                                    --------------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                  $       92       $      130              (29%)
Operating Expenses:
   Natural gas                                                               7               45               84%
   Operation and maintenance                                                34               28              (21%)
   Depreciation and amortization                                            10               14               29%
   Other operating expenses                                                  4                4                -
                                                                    ----------       ----------
      Total                                                                 55               91               40%
                                                                    ----------       ----------
Operating Income                                                            37               39               (5%)
                                                                    ----------       ----------
Non-operating Income:
   Other non-operating income                                                1                -                -
                                                                    ----------       ----------
                                                                             1                -                -
                                                                    ----------       ----------
Earnings Before Interest and Taxes                                  $       38       $       39               (3%)
                                                                    ==========       ==========
PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                                                            5                6              (17%)
Transportation                                                             238              246               (3%)
Gathering                                                                   71               70                1%
Elimination                                                                  -               (1)            (100%)
                                                                    ----------       ----------
   Total Throughput                                                        314              321               (2%)
                                                                    ==========       ==========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

                 Reliant Energy, Incorporated and Subsidiaries
                       Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                                          WHOLESALE ENERGY
                                                                            ------------------------------------------
                                                                                Year Ended March 31,
                                                                            --------------------------      % Diff
                                                                                  2002          2001      Fav/(Unfav)
                                                                            ------------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                              $  5,604       $ 9,593             (42%)
Operating Expenses:
   Fuel and cost of gas sold                                                       2,732         5,654              52%
   Purchased power                                                                 2,545         3,547              28%
   Operation and maintenance                                                         156           133             (17%)
   Depreciation and amortization                                                      50            41             (22%)
   Other                                                                              13             2            (550%)
                                                                                --------       -------
      Total                                                                        5,496         9,377              41%
Operating Income (Loss)                                                              108           216             (50%)
                                                                                --------       -------
Non-operating Income:
   Income from equity investments of unconsolidated subsidiaries                       4            13             (69%)
   Other Non-Operating Income                                                          2             -               -
                                                                                --------       -------
                                                                                       6            13             (54%)
                                                                                --------       -------
Earnings Before Interest and Taxes                                              $    114       $   229             (50%)
                                                                                ========       =======
WHOLESALE ENERGY MARGINS BY COMMODITY:
Gas                                                                             $     53       $    79             (33%)
Power                                                                                275           306             (10%)
Oil                                                                                   (1)            4            (125%)
Other Commodities                                                                      -             3            (100%)
                                                                                --------       -------
                                                                                $    327       $   392             (17%)
                                                                                ========       =======
WHOLESALE ENERGY MARGINS BY ACTIVITY:
Power Generation                                                                $    280       $   279               -
Trading, Marketing and Risk Management                                                47           113             (58%)
                                                                                --------       -------
                                                                                $    327       $   392             (17%)
                                                                                ========       =======
                                                                                                                  (116%)
                                                                                                                   425%
                                                                                                                   (58%)

TRADING MARGIN / VAR                                                                5.22         12.56             (58%)

WHOLESALE ENERGY OPERATING DATA:
Physical natural gas Bcf volume                                                    1,017           767              33%
       Revenues per Mcf                                                         $   2.45       $  6.90             (64%)

Physical Wholesale Power Sales (000's MWH)                                       123,774        76,474              62%
       Revenues per Mwh                                                         $  24.86       $ 56.52             (56%)

Physical Oil Trading Revenues (000's Bbls)                                           900           486              85%


CONSOLIDATED VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)

                                                                                            2002          2001
                                                                                           ------        ------
    As of March 31,                                                                           13             5
    Period Ended March 31:
                       Daily Average                                                           9             9
                       Daily High                                                             17            18
                       Daily Low                                                               6             4

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

                 Reliant Energy, Incorporated and Subsidiaries
                       Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                                          EUROPEAN ENERGY
                                                                               ----------------------------------------
                                                                               Quarter Ended March 31,
                                                                               -----------------------        % Diff
                                                                                  2002           2001       Fav/(Unfav)
                                                                               ----------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                              $   535         $  248              116%
Operating Expenses:
   Fuel and purchased power                                                         471            182             (159%)
   Operation and maintenance                                                         35             28              (25%)
   Depreciation and amortization                                                     13             19               32%
   Other                                                                              -              1              100%
                                                                                -------         ------
      Total                                                                         519            230             (126%)
                                                                                -------         ------
Operating Income                                                                     16             18              (11%)
                                                                                -------         ------
Non-operating Income:
 Other non-operating income                                                           2              3              (33%)
                                                                                -------         ------
                                                                                      2              3              (33%)
                                                                                -------         ------
Earnings Before Interest and Taxes                                              $    18         $   21              (14%)
                                                                                =======         ======
EUROPEAN ENERGY MARGINS BY ACTIVITY:
Power Generation                                                                $    61         $   65               (6%)
Trading, Marketing and Risk Management                                                3              1              200%
                                                                                -------         ------
                                                                                $    64         $   66               (3%)
                                                                                =======         ======
EUROPEAN ENERGY OPERATING DATA:
Physical Wholesale Power Sales (000's MWH)                                       19,644          6,775              190%
       Revenues per mwh                                                          $27.31         $31.48              (13%)


                                                                                    RETAIL ENERGY
                                                                                Quarter Ended March 31,
                                                                                ----------------------
                                                                                   2002           2001
                                                                                ----------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                              $   979         $   27
Operating Expenses:
   Natural gas and purchased power                                                  843              -
   Operation and maintenance                                                         69             28
   Depreciation and amortization                                                      5              2
   Other                                                                             14              -
                                                                                -------         ------
      Total                                                                         931             30
                                                                                -------         ------
Operating Income (Loss)                                                              48             (3)
                                                                                -------         ------
Non-operating Income:
   Other non-operating income                                                         -              -
                                                                                -------         ------
                                                                                      -              -
                                                                                -------         ------
Earnings Before Interest and Taxes                                              $    48         $  (3)
                                                                                =======         ======
RETAIL ENERGY OPERATING DATA:
GWh Sales data (1):
   Residential                                                                    3,155
   Small commercial                                                               3,287
   Large commercial, industrial and institutional                                 4,395
                                                                                 ------
      Total                                                                      10,837
                                                                                 ======
(1) Gigawatt hours

Average Number of Customers
   Residential                                                                    1,463
   Small commercial                                                                 213
   Large commercial, industrial and institutional                                    17
                                                                                 ------
      Total                                                                       1,693
                                                                                 ======

                                                                                         OTHER OPERATIONS
                                                                              -----------------------------------------
                                                                              Quarter Ended March 31,
                                                                              ------------------------         % Diff
                                                                                   2002           2001       Fav/(Unfav)
                                                                              -----------------------------------------
RESULTS OF OPERATIONS:
Operating Revenues                                                              $     2         $   30              (93%)
Operating Expenses                                                                    3            163               98%
                                                                                -------         ------
Operating Loss                                                                       (1)          (133)              99%

Non-operating Income:
   Other non-operating (expense) income                                             (12)             2             (700%)
                                                                                -------         ------
                                                                                    (12)             2             (700%)
                                                                                -------         ------
Earnings Before Interest and Taxes                                              $  (13)         $(131)               90%
                                                                                ======          ======

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.

                Reliant Energy, Incorporated and Subsidiaries
                        Consolidated Trading Activities
                             (Million of Dollars)
                                  (Unaudited)

                                                                                               Period Ended March 31,
                                                                                               -----------------------
                                                                                                   2002         2001
                                                                                               -----------  ----------
CONSOLIDATED TRADING, MARKETING AND RISK MANAGEMENT MARGINS REALIZED AND UNREALIZED:
Realized                                                                                            $(12)        $ 102
Unrealized                                                                                             68           16
                                                                                                    -----        -----
                                                                                                    $  56        $ 118
                                                                                                    =====        =====

CONSOLIDATED VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)

                                                                2002         2001
                                                               ------       ------
    As of March 31,                                               22            6
    Period Ended March 31:
                       Daily Average                              19            9
                       Daily High                                 28           18
                       Daily Low                                  15            4


      [COMBINED WHOLESALE, RETAIL AND EUROPEAN VAR GRAPH FOR 2001 FIRST,
SECOND, THIRD AND FOURTH QUARTERS AND 2002 FIRST QUARTER - INTENTIONALLY OMITTED
            FROM THIS EXHIBIT; SEE ACTUAL EARNINGS RELEASE FOR GRAPH]


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report of Reliant Energy, Incorporated.